------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            EQUITY GROWTH PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the three months ended March 31, 1998, the Portfolio had a total return of 16.78% for the Class A shares and 16.62% for the Class B shares, compared to a total return of 13.95% for the S&P 500 Index (the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of 50.82% for Class A shares and 50.41% for Class B shares, compared to a total return of 47.99% for the Index. For the five year period ended March 31, 1998, the average annual total return of Class A was 25.78% compared to 22.40% for the Index. From inception on April 2, 1991 through March 31, 1998, the average annual total return of Class A was 20.99% compared to 19.31%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
----------------------------------------------------

                                               TOTAL RETURNS(2)
                       ----------------------------------------------------------------
                                                 AVERAGE ANNUAL FIVE   AVERAGE ANNUAL
                          YTD       ONE YEAR            YEARS          SINCE INCEPTION
                       ---------  -------------  -------------------  -----------------
PORTFOLIO--CLASS A...      16.78%       50.82%            25.78%              20.99%
PORTFOLIO--CLASS B...      16.62        50.41               N/A               35.76
INDEX--CLASS A.......      13.95        47.99             22.40               19.31
INDEX--CLASS B.......      13.95        47.99               N/A               31.68

1.  The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

for the Index. From inception on January 2, 1996 through March 31, 1998 the average annual total return of Class B was 35.76% compared to 31.68% for the Index.

The Portfolio tends to be broadly diversified by issue (we held 78 securities at March 31) but we have the ability to invest up to 10% in a single security when our conviction is very strong. At quarter end our largest position was Cendant, which represented 8.7% of the Portfolio, and the ten largest holdings accounted for 45.8% of the net assets.

First quarter outperformance was driven, in large part, by big moves in some of our largest holdings. Our largest holding at December 31, 1997 was United Technologies, representing 9.5% of the Portfolio's net assets. We have held United Technologies for several years, and it had done very nicely. But in the fourth quarter of last year, it suffered from guilt by association related to the Asian economic meltdown. From a 1997 high of $89, United Technologies stock reached a low of $66 and closed out 1997 at $73. Although the company does get about 15% of its profits from Asia, our research indicated that overall profits of the company would likely grow significantly and actually beat consensus expectations in the fourth quarter of 1997 as well as full years 1998 and 1999.

In January when United Technologies reported above consensus profits for the fourth quarter of 1997, the stock surged and our heavy concentration was rewarded. The stock gained a hefty 27% in the first quarter of 1998. We still like United Technologies stock, but have taken some profits and cut our position down to 4.9% of the Portfolio's net assets.

Lockheed Martin represented 7.2% of the Portfolio's net assets at December 31. We had loaded up on the stock when various investor concerns had taken it from a 1997 high of $114 down to $99 at year-end. The primary concern was silly, in our view. Because the company had the opportunity to buy back 10% of its shares outstanding from General Electric, Lockheed was required to change from pooling to purchase accounting on its pending acquisition of Northrop Grumman. This resulted in earnings per share dilution from the amortization of goodwill. As earnings per share estimates were lowered and momentum investors crushed the stock, we saw the opportunity to buy the stock at a discount to the price paid by Lockheed for 10% of the company. We subsequently took profits, ending the quarter with no Lockheed and a 2.5% position in Northrop Grumman. The latter fell late in the quarter as the Department of Justice questioned the merger, and we bought it on the basis of fundamentals.

We did not only benefit in the quarter from stocks that fell sharply in late 1997. Two of our largest holdings at December 31--Cendant (7.8%) and Clear Channel Communications (3.6%) had done very well last year, with Cendant up 38% and Clear Channel up 119%. Cendant, the powerful consumer services giant formed by the merger of HFS and CUC International, rose 15% in the first quarter of 1998. The stock remained a very large Portfolio holding at quarter-end.

Generally we do not add to positions after stocks surge, but in the first quarter we did just that with Clear Channel Communications, a 4.6% holding at quarter end. After more than doubling in 1997, the stock rose 23.5% in the first quarter. What's going on? Well, a great growth story is getting even better.
Over the past few years, Clear Channel has experienced tremendous internal growth in its radio and television broadcasting business, and has layered on top of that an active acquisition program, buying up radio stations and billboard companies. After-tax cash flow per share rose 61.8% in 1997, after rising 42.6% in 1996 and 32.7% in 1995.

In March, Clear Channel Communications reinvented itself yet again by buying a large Mexican radio broadcaster and a U.K.-based global outdoor furniture advertising company. While Clear Channel had dabbled in international markets before, these acquisitions catapult the company onto a new playing field. Clear Channel is now the largest out of home media company in the world. This is one of the very best managed companies we know. Clear Channel stock was the best-performing New York Stock Exchange stock over the past ten years, as management adeptly led the charge in consolidating the fragmented U.S. radio industry. And management is not selling. Lowry Mays, founder and CEO, and his two sons Mark and Randall, who are senior executives, have close to $2 billion in Clear Channel stock. It is exhilarating to imagine the possibilities as this management team now sets its sites on consolidating global markets for its businesses.

And while Clear Channel stock has soared and the cash flow multiple has expanded, the stock still looks amazingly attractive versus other large-cap growth stocks. At $98, Clear Channel trades at 31 and 23-times our projected after-tax cash flow per share estimates of $3.20 in 1998 and $4.20 in 1999. Compare these multiples on 1998 earnings for Coca Cola (46 times) and for Pfizer (43 times). We believe Clear Channel can deliver much faster growth than that expected for either Coke or Pfizer.

During the March quarter, we invested very heavily in two supposedly cyclical industries--airlines and autos. At March 31, our three airline positions accounted for 9.7% of the Portfolio's net assets: Continental Airlines 7.7%, UAL 1.0% and US Airways 1.0%. General Motors represented a 6.5% position. That makes a whopping 16.2% of the Portfolio's net assets in sectors known for cut-throat pricing and tremendous economic sensitivity. But it is seven years into the current economic cycle, making it one of the longest upcycles on record. Are we masochists? No. For reasons we will try to explain below, the phrase "it is different this time," which investors are supposed to avoid saying, seems to apply.

Let's take the airlines first. After much red ink and turmoil in the early 1990's, the industry has prospered in recent years, generating tremendous profits and cash flow. Conditions have been ideal: oil is cheap, the strong global economy is powering big gains in travel and aircraft capacity growth has been managed such that pricing has improved. These admittedly are factors that could change. But some other very positive trends for the industry have developed in recent years, and these we do not think will ever change.

First, major airlines seem to have learned how to coexist. Rather than going after any and all routes, the majors have settled on each dominating certain hubs, and then doing "code shares" with other airlines whereby frequent flyer programs become exchangeable and traveler hook-ups are accommodated. In turn, capacity growth has been restrained and all parties are prospering. In a sense, code shares achieve many of the benefits of outright mergers, so the industry is essentially consolidating. Second, after flirting with disaster in the last downcycle, managements are incredibly focused on costs. As an example, Continental will go from nine types of planes in its fleet to five over the next few years, reducing training and maintenance expenses. Third, company balance sheets have improved dramatically, lowering significantly the average cost of debt. Fourth, the industry has used the long upcycle and positive structural change to upgrade fleets, and this will continue over the next few years. Unlike before, however, there is not likely to be the need to upgrade to new types of planes for many, many years to come. This implies potentially huge free cash flow generation over the next 5-10 years. When you put these factors together and add the likelihood of near-term upward estimate revisions, we get pretty excited. But amazingly, investors want to look back at prior downcycles and are paying only 9-10 times 1998 estimated earnings for these stocks, versus a market price earnings of well over 20 times.

Continental Airlines at 7.7% of net assets, is one of the largest holdings in the Portfolio. We have already had a nice move in the stock, but it continues to look compelling to us at $59. Consensus earnings per share estimates for 1998 and 1999 are $5.69 and $5.81, respectively. We believe Continental will earn $6+ this year and $7+ next year. And the company should have solid growth off the 1999 base. In our view, Continental could easily be a $100 stock looking out a year.

General Motors appears to be another very compelling story. In this case, however, industry fundamentals are not great. In fact, they are downright ugly. The strong dollar has been a direct boost to the already competitive Japanese auto manufacturer. Demand is decent in the United States, but pricing is soft as incentives are extremely high. And labor costs are rising faster than net pricing. But there is a quiet restructuring at GM, and we think that investors will increasingly be forced to focus on some powerful positives.

First, management has shifted its strategy in the North American car market from market share at any cost to expense reduction. This makes sense because having the number one share in the business does not seem to create any advantage. According to management, cost cutting opportunities are "limitless", and if GM can move closer to the profit margins of its competitors, the leverage to profits is enormous. Second, the company has embarked on one of the most aggressive share repurchase programs we have ever witnessed. The company will probably repurchase 8-10% of its shares in 1998, another 8% or so in 1999 and then 5-7% annually thereafter. GM is able to do this because seven years of good economic conditions have eliminated the company's huge pension liability and created net cash on the balance sheet in excess of $10 billion. This is enough to weather in management's view, any downturn, hence all discretionary cash flow can be used to retire shares. Third, asset restructuring is expected to enhance shareholder value over time. The company is likely to do a sub-IPO of Delphi/Delco, its auto parts business in late 1998 or early 1999. This will create more cash with which to buy back stock. Ultimately, GM's entire position in Delphi/Delco could be spun off. And someday, GM will likely spin off its interest in Hughes Electronics. The latter, after selling its defense contractor unit, is a rapidly growing satellite and telecommunications company. The publicly traded value currently equates to $21 per GM share. In other words, when you buy a share of GM at $68, 31% of the value represents a play on one of the fastest growing industries in the world. Yet, the price earnings of GM is only 9 times.

Kurt Feuerman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
COMMON STOCKS (96.7%)
 CAPITAL GOODS (15.3%)
   AEROSPACE/DEFENSE (5.6%)
        324,700    Gulfstream Aerospace Corp.          $ 14,084
        174,900    Howmet International, Inc.             3,126
        180,600    Nothrop Grumman Corp.                 19,403
        148,100    Thiokol Corp.                          7,155
                                                       --------
                                                         43,768
                                                       --------
   MANUFACTURING (DIVERSIFIED) (6.7%)
         99,200    Textron, Inc.                          7,638
        128,100    Tyco International, Ltd.               6,998
        415,800    United Technologies Corp.             38,384
                                                       --------
                                                         53,020
                                                       --------
   OFFICE EQUIPMENT & SUPPLIES (3.0%)
        189,200    Knoll, Inc.                            7,296
         88,500    Pitney Bowes, Inc.                     4,442
         51,300    Steelcase, Inc., Class A               1,872
         96,400    Xerox Corp.                           10,261
                                                       --------
                                                         23,871
                                                       --------
 TOTAL CAPITAL GOODS                                    120,659
                                                       --------
 COMMUNICATION SERVICES (2.2%)
   TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
         58,000    Associated Group, Inc., Class A        2,233
         49,900    Associated Group, Inc., Class B        1,834
                                                       --------
                                                          4,067
                                                       --------
   TELECOMMUNICATIONS (LONG DISTANCE) (0.6%)
        117,600    WorldCom, Inc.                         5,064
                                                       --------
   TELEPHONE (1.1%)
        150,700    U.S. West Communications Group         8,251
                                                       --------
 TOTAL COMMUNICATION SERVICES                            17,382
                                                       --------
 CONSUMER CYCLICALS (22.9%)
   AUTO PARTS & EQUIPMENT (2.4%)
        123,600    Borg-Warner Automotive, Inc.           7,926
        291,200    ITT Industries, Inc.                  11,084
                                                       --------
                                                         19,010
                                                       --------
   AUTOMOBILES (6.5%)
        763,500    General Motors Corp.                  51,489
                                                       --------
   GAMING, LOTTERY & PHARMACEUTICAL COMPANIES (0.6%)
        202,700    International Game Technology          5,068
                                                       --------
   HOUSEHOLD FURNISHINGS & APPLIANCES (1.2%)
        220,100    Sunbeam Corp.                          9,698
                                                       --------

                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
   PUBLISHING (1.1%)
        561,200    PRIMEDIA, Inc.                      $  8,243
                                                       --------
   PUBLISHING (NEWSPAPERS) (1.0%)
         55,000    Gannett Co., Inc.                      3,953
         47,700    Pulitzer Publishing Co.                3,810
                                                       --------
                                                          7,763
                                                       --------
   RETAIL (BUILDING SUPPLIES) (1.2%)
        134,950    Home Depot, Inc.                       9,101
                                                       --------
   SERVICES (COMMERCIAL & CONSUMER) (8.9%)
      1,722,356    Cendant Corp.                         68,248
         32,200    Service Corp. International            1,366
                                                       --------
                                                         69,614
                                                       --------
 TOTAL CONSUMER CYCLICALS                               179,986
                                                       --------
 CONSUMER STAPLES (12.2%)
   BEVERAGES (NON-ALCOHOLIC) (0.9%)
        197,700    Coca Cola Enterprises, Inc.            7,253
                                                       --------
   BROADCASTING (TV, RADIO, CABLE) (5.8%)
        203,500    Chancellor Media Corp.                 9,336
        372,100    Clear Channel Communications, Inc.    36,466
                                                       --------
                                                         45,802
                                                       --------
   ENTERTAINMENT (0.7%)
         74,100    Time Warner, Inc.                      5,335
                                                       --------
   FOODS (1.2%)
         70,400    Kellogg Co.                            3,036
         59,400    Ralston-Ralston Purina Group           6,296
                                                       --------
                                                          9,332
                                                       --------
   RESTAURANTS (1.2%)
        192,200    Brinker International, Inc.            4,204
        127,800    Cracker Barrel Old Country Store,
                    Inc.                                  5,112
                                                       --------
                                                          9,316
                                                       --------
   TOBACCO (2.4%)
        448,200    Philip Morris Cos., Inc.              18,684
                                                       --------
 TOTAL CONSUMER STAPLES                                  95,722
                                                       --------
 ENERGY (1.1%)
   OIL & GAS (DRILLING) (1.1%)
        117,300    Diamond Offshore Drilling, Inc.        5,322
         40,900    Schlumberger, Ltd.                     3,098
                                                       --------
 TOTAL ENERGY                                             8,420
                                                       --------

                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
 FINANCIAL (22.2%)
   BANKS (MAJOR REGIONAL) (0.7%)
         16,633    Wells Fargo & Co.                   $  5,510
                                                       --------
   BANKS (MONEY CENTER) (3.1%)
         18,200    BankAmerica Corp.                      1,504
         61,468    Chase Manhattan Corp.                  8,290
        100,200    Citicorp                              14,228
                                                       --------
                                                         24,022
                                                       --------
   CONSUMER FINANCE (1.4%)
         70,500    MBNA Corp.                             2,525
        200,600    SLM Holding Corp.                      8,751
                                                       --------
                                                         11,276
                                                       --------
   FINANCIAL (DIVERSIFIED) (2.9%)
        249,500    American Express Co.                  22,907
                                                       --------
   INSURANCE (LIFE & HEALTH) (0.4%)
         91,200    Provident Companies, Inc.              3,129
                                                       --------
   INSURANCE (MULTI-LINE) (5.3%)
        256,500    Loews Corp.                           26,740
         89,400    Nationwide Financial Services,
                    Inc., Class A                         3,878
        182,450    Travelers Group, Inc.                 10,947
                                                       --------
                                                         41,565
                                                       --------
   INSURANCE (PROPERTY-CASUALTY) (6.8%)
        267,450    Ace Ltd.                              10,080
        102,500    Allstate Corp.                         9,424
            263    Berkshire Hathaway, Inc., Class A     17,674
         76,200    CMAC Investment Corp.                  5,086
         22,200    Progressive Corp.                      2,990
        328,700    USF&G Corp.                            8,197
                                                       --------
                                                         53,451
                                                       --------
   INVESTMENT BANKING & BROKERAGE (1.2%)
        198,700    Friedman, Billings, Ramsey Group,
                    Inc., Class A                         3,328
         77,800    Merrill Lynch & Co.                    6,457
                                                       --------
                                                          9,785
                                                       --------
   SAVINGS & LOANS (0.4%)
         41,500    Washington Mutual, Inc.                2,976
                                                       --------
 TOTAL FINANCIAL                                        174,621
                                                       --------
 HEALTH CARE (2.1%)
   HEALTH CARE (DIVERSIFIED) (0.4%)
         36,300    American Home Products Corp.           3,462
                                                       --------
                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
   HEALTH CARE (DRUGS-MAJOR PHARMS) (1.7%)
         51,300    Eli Lilly & Co.                     $  3,059
         55,400    Merck & Co., Inc.                      7,112
         31,600    Pfizer, Inc.                           3,150
                                                       --------
                                                         13,321
                                                       --------
 TOTAL HEALTH CARE                                       16,783
                                                       --------
 TECHNOLOGY (9.0%)
   COMMUNICATION EQUIPMENT (0.3%)
         31,000    Tellabs, Inc.                          2,081
                                                       --------
   COMPUTERS (HARDWARE) (1.5%)
         71,200    Dell Computer Corp.                    4,824
         64,800    International Business Machines
                    Corp.                                 6,731
                                                       --------
                                                         11,555
                                                       --------
   COMPUTERS (NETWORKING) (0.5%)
         61,950    Cisco Systems, Inc.                    4,236
                                                       --------
   COMPUTERS (SOFTWARE & SERVICES) (3.0%)
         73,800    America Online, Inc.                   5,041
         76,800    Computer Associates International,
                    Inc.                                  4,435
         26,000    Mercury Computer Systems, Inc.           449
        155,600    Microsoft Corp.                       13,926
            450    Oracle Corp.                              14
                                                       --------
                                                         23,865
                                                       --------
   ELECTRONICS (COMPONENT DISTRIBUTORS) (0.8%)
        177,300    Ingram Micro, Inc., Class A            6,582
                                                       --------
   ELECTRONICS (DEFENSE) (1.4%)
        185,700    Litton Industries, Inc.               10,713
                                                       --------
   ELECTRONICS (SEMICONDUCTORS) (1.5%)
         52,300    Intel Corp.                            4,083
         79,700    Linear Technology Corp.                5,499
         63,500    Maxim Integrated Products, Inc.        2,314
                                                       --------
                                                         11,896
                                                       --------
 TOTAL TECHNOLOGY                                        70,928
                                                       --------
 TRANSPORTATION (9.7%)
   AIRLINES (9.7%)
      1,029,700    Continental Airlines, Inc., Class
                    B                                    60,559
         85,300    UAL Corp.                              7,928

                                                        VALUE
         SHARES                                         (000)
---------------                                        --------
    AIRLINES (CONTINUED)
        102,800    US Airways Group, Inc.              $  7,620
                                                       --------
 TOTAL TRANSPORTATION                                    76,107
                                                       --------
TOTAL COMMON STOCKS (Cost $631,937)                     760,608
                                                       --------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (3.3%)
 REPURCHASE AGREEMENT (3.3%)
$        26,260    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $26,264,
                    collateralized by U.S. Treasury
                    Notes, 5.50%, due 3/31/03, valued
                    at $26,820
                    (Cost $26,260)                       26,260
                                                       --------
TOTAL INVESTMENTS (100.0%) (Cost $658,197)              786,868
                                                       --------
OTHER ASSETS AND LIABILITIES (0.0%)
  Other Assets                                           67,572
  Liabilities                                           (67,808)
                                                       --------
                                                           (236)
                                                       --------
NET ASSETS (100%)                                      $786,632
                                                       --------
                                                       --------
CLASS A:
NET ASSETS                                             $740,447
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 37,457,709 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)           $19.77
                                                       --------
                                                       --------
CLASS B:
NET ASSETS                                              $46,185
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,341,487 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)           $19.72
                                                       --------
                                                       --------

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